UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

AMAZON BIOTECH, INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 000-26753

Utah	87-0416131
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

43 West 33rd Street, Suite 405
New York, NY 1000
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 947-3362

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Fraudulent Issuance of 3.2 Million Shares to Mr. Chaim J. Lieberman

On January 23, 2008 the Company issued 3.2 million shares of its common stock to Mr. Chaim J. Lieberman pursuant to a purported unanimous written consent of the Board of Directors. The written consent of the Board of Directors was never signed by the members of the Board of Directors and the signatures and cover letters provided to the transfer agent were fabricated.

Management has notified the appropriate regulatory authorities of the fraudulent issuance.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON BIOTECH, INC.

By:	/s/ Mechael Kanovsky
Name:	Mechael Kanovsky
Title:	Chief Executive Officer

Date: June 12, 2008